                                                                   EXHIBIT 99.01

                       UNITED DOMINION REALTY TRUST, INC.

                         CONTROLLED EQUITY OFFERING(SM)

                                5,000,000 SHARES
                                  COMMON STOCK
                                ($1.00 PAR VALUE)

                                 SALES AGREEMENT

July 3, 2003

CANTOR FITZGERALD & CO.
135 East 57th Street
New York, NY 10022

Dear Sirs/Ladies:

         United Dominion Realty Trust, Inc., a Maryland corporation (the "Company"), confirms its agreement (this "Agreement") with Cantor Fitzgerald & Co. ("CF&Co"), as follows:

         1. Issuance and Sale of Shares. The Company proposes to issue and sell in the manner contemplated by this Agreement and in its sole discretion, up to 5,000,000 shares (the "Shares") of the Company's common stock, $1.00 par value ("Common Stock"). Subject to the terms and conditions stated in this Agreement, the Company hereby appoints CF&Co as its sales agent for the purpose of soliciting purchases of the Shares from the Company by others. The issuance and sale of Shares through CF&Co will be effected pursuant to a registration statement on Form S-3 filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission").

         2. Placements. Each time that the Company wishes to issue and sell Shares hereunder (each, a "Placement"), it will notify CF&Co of the proposed terms of such Placement. If CF&Co wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, CF&Co will issue to the Company a written notice setting forth the terms that CF&Co is willing to accept, including without limitation the number of Shares ("Placement Shares") to be issued, the manner(s) in which sales are to be made, the date or dates on which such sales are anticipated to be made and any minimum price below which sales may not be made (a "Placement Notice"), the form of which is attached hereto as Schedule 1. The amount of compensation to be paid by the Company to CF&Co in connection with each Placement shall be 2.25% of the gross proceeds received (the "Commission") with respect to the sale of Placement Shares in connection with such Placement. The terms set forth in a Placement Notice will not be binding on the Company or CF&Co unless and until the Company delivers written notice of its acceptance of all of the terms of such Placement Notice (an "Acceptance"); provided, however, that neither the Company nor CF&Co will be bound by the terms of a Placement Notice unless the Company delivers to CF&Co an Acceptance with respect thereto prior to 4:30 p.m. (New York time) on the Business Day (as defined below) following the Business Day on which such Placement Notice is delivered to the Company. It is expressly acknowledged and agreed that neither the Company nor CF&Co will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until CF&Co delivers a Placement Notice to the Company and the Company accepts such

Placement Notice by means of an acceptance, and then only upon the terms specified therein and herein. In addition, CF&Co expressly acknowledges and agrees that the Company shall not be under any obligation to issue and sell any Shares under this Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

         3. Sale of Placement Shares by CF&Co.

            (a) Subject to the terms and conditions of this Agreement, upon the Acceptance of a Placement Notice, and unless the sale of the Placement Shares described therein has been suspended or otherwise terminated in accordance with the terms of this Agreement, CF&Co, as an agent of the Company, will use its reasonable best efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. CF&Co will provide written confirmation to the Company no later than the opening of the Trading Day next following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to CF&Co with respect to such sales, and the Net Proceeds (as defined below) payable to the Company. CF&Co may sell Placement Shares by any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 of the Securities Act of 1933, as amended (the "Act"), including without limitation sales made directly on the New York Stock Exchange (the "Exchange"), on any other existing trading market for the Common Stock or to or through a market maker; provided, that CF&Co shall not sell any Placement Shares at a price lower than the minimum price therefor designated in the applicable Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that CF&Co will be successful in selling Placement Shares, and (ii) CF&Co will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by CF&Co to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, "Trading Day" means any day on which Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

            (b) CF&Co agrees that in carrying out the transactions contemplated by this Agreement, it will observe and comply with (i) all applicable securities laws, regulations, rules and ordinances of any jurisdiction in which Shares may be offered, sold or delivered, and (iii) all applicable rules and regulations of the Exchange.

         4. Suspension of Sales. The Company or CF&Co may, upon notice to the other party in writing or by telephone (confirmed immediately by verifiable facsimile transmission), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party's obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each party agrees that no such notice shall be effective against the other party unless it is made to one of the individuals named on
Schedule 2 hereto, as such Schedule 2 may be amended from time to time.

         5. Settlement.

            (a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third

(3rd) Business Day following the date on which such sales are made (each a "Settlement Date"). The amount of proceeds to be delivered to the Company on a Settlement Date against the receipt of the Placement Shares sold ("Net Proceeds") will be equal to the aggregate sales price at which such Placement Shares were sold, after deduction for (i) CF&Co's Commission for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to CF&Co hereunder pursuant to Section 7(g) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

            (b) Delivery of Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares (which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form) being sold by crediting CF&Co's or its designee's account at The Depository Trust Company through its Deposit Withdrawal Agent Commission System or by such other means of delivery as may be mutually agreed upon by the parties hereto, against delivery to the Company of the related Net Proceeds in same day funds delivered to an account designated by the Company prior to the Settlement Date. If the Company defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, it will (i) hold CF&Co harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to CF&Co any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

         6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, CF&Co that as of the date of this Agreement and as of the Representation Date (as defined in Section 7(m) below) on which a certificate is required to be delivered pursuant to Section (7)(m) of this Agreement, as the case may be:

            (a) The Common Stock is registered pursuant to Section 12(g) or 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission (the "Commission Documents") for at least two (2) years, and all of such filings have been made on a timely basis. The Common Stock is currently quoted on the Exchange under the trading symbol "UDR". The Company meets the requirements of Form S-3 under the Act and the rules and regulations thereunder ("Rules and Regulations"), including but not limited to the transactions requirements for a primary offering. The Company has filed a registration statement on Form S-3 (Registration Statement No. 333-101611) with respect to an aggregate of $1,000,000,000 of securities of the Company (as amended or supplemented, the "Registration Statement"), including the form of prospectus contained therein (the "Base Prospectus"). A prospectus supplement relating to the Shares (the "Prospectus Supplement", and together with the Base Prospectus and any amendment thereto and all documents incorporated therein by reference, the "Prospectus") will be prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations and will be filed with the Commission. Any amendment or supplement to the Registration Statement or Prospectus required by this Agreement will be so prepared and filed by the Company, and the Company will use its best efforts to cause it to become effective as soon as reasonably practicable. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. Any reference herein to the Registration Statement, the Prospectus, or any amendment or supplement thereto at a particular time shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein at such time, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

            (b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus, on the date of filing thereof with the Commission and at each Settlement Date, as the same may be amended or supplemented at each such time, complies or will comply, as the case may be, as to form in all material respects with the requirements of the Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Prospectus, on the date of filing thereof with the Commission and at each Settlement Date, as it may be amended or supplemented at each such time, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements or omissions in any such document made in reliance on information furnished to the Company by CF&Co specifically stating that it is intended for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

            (c) The documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto (the "Disclosure Documents"), when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and at such time none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The consolidated financial statements and financial schedules of the Company and each of the subsidiaries of the Company listed on Schedule 3 hereto (collectively, the "Subsidiaries", and each, individually, a "Subsidiary"), together with the related notes set forth or incorporated by reference in the Registration Statement and Prospectus, have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods indicated (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments) in all material respects. The Subsidiaries listed on Schedule 3 attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus; and, on and after the date of issuance of the first

Placement Notice hereunder, the Company is and will be duly qualified as a foreign entity to do business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure, individually or in the aggregate, to be so qualified and be in good standing would not have a material adverse effect on (i) the consolidated business, operations, properties, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby, (iii) the Shares or (iv) the ability of the Company to perform its obligations under this Agreement (collectively, a "Material Adverse Effect").

            (f) Each Subsidiary of the Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign limited partnership to do business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect.

            (g) Except as otherwise set forth or contemplated in the Prospectus, each of the Company and its Subsidiaries has good and marketable title to all of the properties and assets owned by it, free and clear of all liens, claims, security interests or encumbrances (collectively, "Encumbrances"), other than Encumbrances that would not have a Material Adverse Effect or would not materially affect the value of such properties and assets or materially interfere with the use made or to be made thereof by the Company or its Subsidiaries; except as described in the Prospectus, the Company holds its leased properties under valid and binding leases conforming in all material respects, to the extent such leases are described therein, to the descriptions thereof set forth in the Registration Statement and the Prospectus; the Company does not have any knowledge of any pending or threatened condemnation proceedings, zoning change, or other similar proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on or access to the properties, except for such proceedings or actions that would not have a Material Adverse Effect.

            (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued in compliance with all applicable federal and state securities laws; and all of the outstanding limited partnership interests of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and, except for minority interests in the Subsidiaries described in the Prospectus, are owned directly or indirectly by the Company, and held free and clear of all Encumbrances.

            (i) The Shares have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, the applicable Placement Notice and the Prospectus, will be validly issued and fully paid and non-assessable, free and clear of all Encumbrances and when issued pursuant to the terms of this Agreement and the applicable Placement Notice and in compliance with the Prospectus, will be issued in compliance with all applicable federal and state securities laws; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the Placement Shares will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented. Neither the stockholders of the Company, nor any other person or entity have any preemptive rights or rights of first refusal with respect to the Placement Shares or other rights to purchase or receive any of the Shares, and no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock or other securities or assets of the Company upon the issuance or sale of the Placement Shares.

            (j) Except as set forth or contemplated in the Prospectus, neither the Company nor any of its Subsidiaries has, since the date of the latest audited financial statements included in its most recent Annual Report on Form 10-K, (i) sustained any material loss to the Company and its Subsidiaries, taken as a whole, including without limitation, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its Subsidiaries, taken as a whole, or (iii) had any material change, on a consolidated basis, in the authorized capital stock of the Company and its Subsidiaries, any material increase in the short-term debt or long-term debt of the Company and its Subsidiaries, on a consolidated basis, or any Material Adverse Effect, or any development reasonably likely to cause a Material Adverse Effect.

            (k) Except as set forth in the Prospectus, there is no claim, litigation or administrative proceeding or inquiry pending, or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer or director of the Company or any such Subsidiary in connection with such person's employment or position therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

            (l) There are no legal or governmental proceedings, contracts or documents of the Company or any of its Subsidiaries of a character required to be described in or filed as exhibits to the Registration Statement or any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so described or filed as required.

            (m) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether applied in a proceeding in law or equity).

            (n) Neither the Company nor any of its Subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any indenture, mortgage, deed of trust, loan or credit agreement or any provision of any instrument or contract to which it is a party or by which it is bound, which violation or default would have a Material Adverse Effect.

            (o) Executing and delivering this Agreement and the issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not result in (i) a breach or violation of any of the terms and provisions of, or constitute a default under, any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of the property of the Company or any of its Subsidiaries is subject, (ii) a violation of the Company's charter or by-laws, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of its properties or (iii) the creation of any Encumbrance upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities or any other person, which in any case would have a Material Adverse Effect.

            (p) The Company and its Subsidiaries are in compliance with all laws, statutes, ordinances, regulations, rules and orders of any foreign, federal, state or local government and any other governmental department or agency, and any judgment, decision, decree or order of any court or governmental agency, department or authority, except for any such violations or noncompliance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (q) The Company and its Subsidiaries possess such licenses, permits, consents, orders, certificates or authorizations issued by the appropriate federal, state, foreign or local regulatory agencies or bodies necessary to conduct their business as described in the Prospectus except for licenses, permits, consents, orders, certificates, authorizations, approvals, franchises or rights, the absence of which, individually or in the aggregate, would not have a Material Adverse Effect; the Company and its Subsidiaries have not received any notice of proceedings or investigations relating to the revocation or modification of any such licenses, permits, consents, orders, certificates, authorizations, approvals, franchises or rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the issue and sale of the Shares and the consummation by the Company of the transactions contemplated by this Agreement, except the filing with the Commission of the Registration Statement (including the Prospectus) and amendments and supplements to the Registration Statement and Prospectus related to the issue and sale of the Shares and such consents, approvals, authorizations, registrations or qualifications as have already been obtained or made or as may be required under state securities or Blue Sky laws.

            (r) On the date hereof, to the Company's knowledge, the Company and its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

            (s) On the date hereof, the Company and each of its Subsidiaries have obtained all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus; the Company and each of its Subsidiaries are conducting their businesses in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to be in compliance would not have a Material Adverse Effect; and, except as described in the Prospectus, the Company is not in violation of any federal, state or local law or regulation relating to the storage, handling, disposal, release or transportation of hazardous or toxic materials except for such violations or noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect.

            (t) Ernst & Young LLP, which has audited the financial statements of the Company and its Subsidiaries included in the Prospectus, are independent public accountant with respect to the Company within the meaning of the Act and the Rules and Regulations, and to the Company's knowledge, Ernst & Young LLP has not engaged in any activity with respect to the Company that is prohibited by any of subsections (g) through (l) of Section 10A of the Exchange Act.

            (u) The Company and each of its Subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for their respective businesses as now conducted (collectively, the "Company Intellectual Property Rights") without, to the Company's knowledge, any conflict with, or infringement of, the rights of others, except where the failure to own or possesses such legal rights, or where such conflict or infringement, would not have a Material Adverse Effect. All Company Intellectual Property Rights are enforceable and, to the Company's knowledge, there is no existing infringement by any person of such Company Intellectual Property Rights. All patent applications that have been filed by the Company or any of its Subsidiaries with the Patent and Trademark Office have been duly filed by the Company or such Subsidiary, as applicable, and the Company or such Subsidiary, as applicable, has taken all actions reasonably necessary to maintain the prosecution of such patent applications, except where the failure to do so would not have a Material Adverse Effect.

            (v) The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") within the meaning of Section 856(c) of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years ending December 31, 1999 through December 31, 2002, and any prior year where the Company's failure to so qualify could cause the Company to have a liability for taxes (whether in that year or any subsequent year) for which the Internal Revenue Service is or will be entitled to assert a claim, and its current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for the taxable year 2003 and thereafter.

            (w) The Company is not and, after giving effect to the sale of the Placement Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (x) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Placement Shares hereunder.

            (y) Each Subsidiary is properly classified as a partnership, and not as a corporation or an association taxable as a corporation, for Federal income tax purposes throughout the period from its formation through the date hereof.

            (z) No Subsidiary is currently prohibited, directly or indirectly, from paying and dividends to the Company, from making any other distribution on such Subsidiary's limited partnership interests, from repaying to the Company any loans or advances to such Subsidiary from the Company, except as required by the terms of the Company's indebtedness described in or contemplated by the Prospectus.

            (aa) Each of the Company and its Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, (i) for any such tax, assessment, fine or penalty that is being contested in good faith or (ii) where the failure to so pay or file would not have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements contained in the Disclosure Documents in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of the Subsidiaries has not been finally determined.

            (bb) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (cc) Since July 30, 2002, the Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any executive officer or director of the Company.

            (dd) The Company has filed certifications and statements with its periodic reports pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and has made the evaluations of the Company's disclosure controls and procedures required under Rule 13a-15 under the Exchange Act.

         7. Covenants of the Company. The Company covenants and agrees with CF&Co that:

            (a) After the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered by CF&Co under the Act, the Company will notify CF&Co promptly of the time when any subsequent amendment to the Registration Statement has been filed with the Commission and has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon CF&Co's request, any amendments or supplements to the Registration Statement or Prospectus that, in CF&Co's reasonable judgment, may be necessary or advisable in connection with the distribution of the Shares by CF&Co (provided, however that the failure of CF&Co to make such request shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co's right to rely on the representations and warranties made by the Company in this Agreement); the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Shares unless a copy thereof has been submitted to CF&Co a reasonable period of time before the filing and CF&Co has not reasonably objected thereto (provided, however that the failure of CF&Co to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect CF&Co's right to rely on the representations and warranties made by the Company in this Agreement); and it will furnish to CF&Co at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus; and the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

            (b) The Company will advise CF&Co, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

            (c) During the period in which a prospectus relating to the Shares is required to be delivered by CF&Co under the Act with respect to the offer and sale of the Shares, the Company will comply so far as it is able with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales in the Shares during such period in accordance with the provisions hereof and the Prospectus, and will file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify CF&Co to suspend the offering of Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

            (d) During the period when the Prospectus relating to the Shares is required to be delivered under the Act, the Company will use its best efforts to cause the Shares to be listed on the Exchange and to qualify the Shares for sale under the securities laws of such jurisdictions as CF&Co designates and to continue such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities, file a general consent to service of process in any jurisdiction, or meet any other requirement in connection with this Section 7(d) deemed by the Company to be unduly burdensome.

            (e) The Company will furnish to CF&Co and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Shares is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as CF&Co may from time to time reasonably request and, at CF&Co's request, will also furnish copies of the Prospectus to each exchange or market on which sales of Shares may be made.

            (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

            (g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of the Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Shares, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees, (v) the printing and delivery to CF&Co of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Exchange, or (vii) filing fees and expenses, if any, of the Commission and the National Association of Securities Dealers, Inc. Corporate Finance Department.

            (h) The Company will use the Net Proceeds as described in the Prospectus and, in any case, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, or to repay any loan or other obligation of the Company to any such person (in any such case, regardless of whether such loan was authorized by the Company's Board of Directors prior to the date hereof).

            (i) The Company shall provide CF&Co notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with the Company's issuance or sale of (i) Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not shares subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, and (ii)

Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in writing to CF&Co.

            (j) The Company will, at any time during the term of this Agreement, as supplemented from time to time, advise CF&Co immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to CF&Co pursuant to this Agreement.

            (k) The Company will cooperate with any due diligence review conducted by CF&Co or its agents, including, without limitation, providing information and making available documents and senior corporate officers, as CF&Co may reasonably request; provided, however, that the Company shall be required to make available documents and senior corporate officers only (i) at the Company's principal offices and (ii) during the Company's ordinary business hours.

            (l) The Company agrees that on such dates as the Rules and Regulations shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Act (each and every filing under Rule 424(b), a "Filing Date"), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through CF&Co, the Net Proceeds to the Company and the compensation payable by the Company to CF&Co with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

            (m) From the time solicitation regarding the sale of the Shares is begun until all of the Shares have been sold, each time the Company (i) files the Prospectus relating to the Shares or amends or supplements the Registration Statement or the Prospectus relating to the Shares (other than a prospectus supplement filed in accordance with Section 7(l) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; (iv) files a report on Form 8-K containing amended financial information (other than an earnings release) under the Exchange Act; or (v) files a From 8-K under the Exchange Act for any other purpose (the date of filing each of the aforementioned documents is referred to as a "Representation Date"); the Company shall furnish CF&Co (but in the case of (v) above only if requested by CF&Co) with a certificate, in form attached hereto as Exhibit 7(m), to the effect that on the Representation Date, to the best of his or her knowledge, (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects; and (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Representation Dates.

            (n) From the time solicitation regarding the sales of the Shares is begun until all of the Shares have been sold, at each Representation Date referred to in Section 7(m), the Company shall concurrently furnish CF&Co (but in the case of Section 7(m)(v) only if requested by CF&Co) with a written opinion of Morrison & Foerster LLP, counsel for the Company, dated the Representation Date, in substantially the form attached hereto as Exhibit 7(n)(1) (for the filing of the Prospectus relating to the Shares), and Exhibit 7(n)(2) (for subsequent dates), but modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion, counsel may furnish CF&Co with a letter to the effect that CF&Co may rely on a prior opinion delivered under this Section 7(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation
Date).

            (o) From the time solicitation regarding the sales of the Shares is begun until all of the Shares have been sold, each time that the Registration Statement is amended or the Prospectus supplemented to include additional amended financial information or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional amended financial information, the Company shall cause its independent accountants to furnish CF&Co letters (the "Comfort Letters"), dated the date of filing of such supplement or other document with the Commission, as the case may be, in form and substance satisfactory to CF&Co, (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings (the first such letter, the "Initial Comfort Letter") and (iii) updating the Initial Comfort Letter with any information which would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

            (p) The Company will not, directly or indirectly take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

            (q) The Company acknowledges and agrees that CF&Co has informed the Company that CF&Co may, to the extent permitted under the Act and the Exchange Act, purchase and sell Shares for its own account at the same time as Shares are being sold by the Company pursuant to this Agreement, provided that the Company shall not be deemed to have authorized or consented to any such purchases or sales by CF&Co.

            (r) The Company will use its best efforts to meet the requirements to qualify as a REIT under the Internal Revenue Code unless and until the Company's board of directors determines by resolution that it is in the best interests of the Company's stockholders not to so qualify.

            (s) The Company and its Subsidiaries shall maintain, or caused to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

            (t) The Company and each of its Subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its Subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations would not have a Material Adverse Effect.

            (u) Each authorization or Placement Notice issued by the Company to CF&Co to solicit offers to purchase Shares shall be deemed to be an affirmation that the representations and warranties made by it in this Agreement are true and correct in all material respects at the time such Placement Notice is issued, and that the Company has complied in all material respects with all of the agreements to be performed by it hereunder at or prior to such time.

         8. Conditions to CF&Co's Obligations. The obligations of CF&Co hereunder with respect to a Placement will be subject to the continuing accuracy and completeness in all material respects of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by CF&Co of a due diligence review satisfactory to CF&Co in its reasonable judgment, and to the continuing satisfaction (or waiver by CF&Co in its sole discretion) of the following additional conditions:

            (a) The Registration Statement shall have become effective and shall be available for the sale of all Placement Shares contemplated to be issued by the Placement Notice relating to such Placement.

            (b) None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any statement made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement is required under the Act and the Rules and Regulations.

            (c) CF&Co shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in CF&Co's reasonable judgment is material, or omits to state a fact that in CF&Co's reasonable judgment is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (d) Except as contemplated in the Prospectus, or disclosed in the Company's reports filed with the Commission, there shall not have been any material change, on a consolidated basis, in the authorized capital stock of the Company and its Subsidiaries, or any Material Adverse Effect, or any development that may reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company's securities by any nationally recognized rating organization or a public announcement by any nationally recognized rating organization that it has under surveillance or review its rating of any of the Company's securities, the effect of which, in the case of any such action by a nationally recognized rating organization described above, in the sole judgment of CF&Co (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

            (e) CF&Co shall have received the opinions of Company Counsel required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such opinion is required pursuant to Section 7(n).

            (f) CF&Co shall have received the Comfort Letters required to be delivered pursuant Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

            (g) CF&Co shall have received the certificates required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such opinion is required pursuant to Section 7(m).

            (h) The Shares shall have been listed, subject to notice of issuance, on the Exchange, and trading in the Common Stock shall not have been suspended on such market.

            (i) On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to CF&Co such appropriate further information and documents as CF&Co may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish CF&Co with such conformed copies of such opinions, certificates, letters and other documents as CF&Co shall reasonably request.

            (j) There shall not have occurred any event that would permit CF&Co to terminate this Agreement pursuant to Section 11(a).

         9. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless CF&Co, the directors, officers, partners, employees and agents of CF&Co and each person, if any, who (i) controls CF&Co within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with CF&Co (a "CF&Co Affiliate") from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which CF&Co, or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading or (iii) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement; provided that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares pursuant to this Agreement and is caused directly by an untrue statement or omission made in reliance on and in conformity with information relating to CF&Co and furnished in writing to the Company by CF&Co specifically for inclusion in any document described in clause (a)(i) above. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

            (b) CF&Co agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (a "Company Affiliate") against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 9, as incurred, but only with respect to (i) any untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to CF&Co furnished to the Company by CF&Co specifically for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), and (ii) any breach of Section 3(b) of this Agreement. This indemnity agreement will be in addition to any liability that CF&Co might otherwise have.

            (c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this
Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 9(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which it is entitled to reimbursement pursuant to this Section 9(c), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, at least five days prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable and
(2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or CF&Co, the Company and CF&Co will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than CF&Co, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and CF&Co may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and CF&Co on the other. The relative benefits received by the Company on the one hand and CF&Co on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation (before deducting expenses) received by CF&Co from the sale of Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and CF&Co, on the other, with respect to the statements or omission which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or CF&Co, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and CF&Co agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this
Section 9(d), CF&Co shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Act, and any officers, directors, partners, employees or agents of CF&Co, will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

         10. Representations and Agreements to Survive Delivery. All representations and warranties of the Company herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of CF&Co, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Shares and payment therefor or (iii) any termination of this Agreement.

         11. Termination.

            (a) CF&Co shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Effect, or any development that has actually occurred and that is reasonably expected to cause a Material Adverse Effect has occurred which, in the reasonable judgment of CF&Co, may materially impair the investment quality of the Shares, (ii) the Company shall have failed, refused or been unable, at or prior to any Settlement Date, to perform any agreement on its part to be performed hereunder, (iii) any other condition of CF&Co's obligations hereunder is not fulfilled, (iv) any suspension or limitation of trading in the Shares or in securities generally on the Exchange shall have occurred, (v) any banking moratorium shall have been declared by federal or New York authorities or (vi) an outbreak or material escalation of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the reasonable judgment of CF&Co, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares to be sold by CF&Co on behalf of the Company. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g),
Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination. If CF&Co elects to terminate this Agreement as provided in this Section 11, CF&Co shall provide the required notice as specified herein.

            (b) The Company shall have the right, by giving twenty (20) days' notice as hereinafter specified to terminate this Agreement in its sole discretion at any time; provided, that, if the Company terminates the Agreement at any time prior to the first anniversary date of the date of this Agreement, the Company shall reimburse CF&Co for the reasonable fees and expenses of CF&Co's counsel in connection with its negotiation of this Agreement and the performance of its obligations hereunder.. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(b) (regarding reimbursement of CF&Co's legal fees and expenses), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

            (c) CF&Co shall have the right, by giving twenty (20) days' notice as hereinafter specified to terminate this Agreement in its sole discretion at any time following the period of twelve (12) months after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10,
Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

            (d) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 16 and Section 17 shall remain in full force and effect.

            (e) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by CF&Co or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

         12. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and if sent to CF&Co, shall be delivered to CF&Co at Cantor Fitzgerald & Co., 135 East 57 Street, New York, New York 10022, fax no. (212) 829-4972, Attention: Marc Blazer, Managing Director, ITD-Investment Banking, with a copy to Stephen Merkel, General Counsel at the same address, with a copy to Piper Rudnick LLP, 1251 Avenue of the Americas, New York, NY 10020, fax no. (212) 884-8530, Attention: James T. Seery; or if sent to the Company, shall be delivered to 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129, fax no. (720) 283-2451, Attention: Chief Financial Officer, with a copy to Morrison & Foerster LLP, 370 17th Street, 5200 Republic Plaza, Denver, Colorado 80202, fax no. (303) 592-1510, Attention: Warren L. Troupe, Esq. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, with receipt acknowledgment requested, and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, "Business Day" shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

         13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and CF&Co and their respective successors and the affiliates, controlling persons, officers and directors referred to in
Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, provided, however, that CF&Co may assign its rights and obligations hereunder to an affiliate of CF&Co without obtaining the Company's consent.

         14. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares; provided, however, that in no event shall the number of Shares to be issued and sold pursuant to this Agreement exceed the maximum amount permitted under Rule 415(a)(4)(ii) of the Act.

         15. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CF&Co. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         16. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         17. Waiver of Jury Trial. The Company and CF&Co each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this agreement or any transaction contemplated hereby.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

         If the foregoing correctly sets forth the understanding between the Company and CF&Co, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and CF&Co.

                                         Very truly yours,

                                         UNITED DOMINION REALTY TRUST, INC.


                                         By:  /s/ Christopher D. Genry
                                              ---------------------------------
                                              Christopher D. Genry
                                              Chief Financial Officer


                                         ACCEPTED as of the date first-above
                                         written:

                                         CANTOR FITZGERALD & CO.


                                         By:  /s/ Stephen Merkel
                                              ---------------------------------
                                              Stephen Merkel
                                              Executive Managing Director &
                                              General Counsel

                                                                      SCHEDULE 1



                             CANTOR FITZGERALD & CO.
                               135 EAST 57 STREET
                            NEW YORK, NEW YORK 10022

_____________ __, 2003



Chief Financial Officer
United Dominion Realty Trust, Inc.
1745 Shea Center Drive, Suite 200
Highlands Ranch, Colorado  80129

VIA FACSIMILE
                            FORM OF PLACEMENT NOTICE

Dear _________:

This confirms our agreement to sell 5,000,000 shares of Common Stock, par value $1.00 per share, of United Dominion Realty Trust, Inc., a Maryland corporation (the "Company"), pursuant to the CONTROLLED EQUITY OFFERING(SM) Sales Agreement executed between the Company and Cantor Fitzgerald & Co.("CF&Co") on July 3, 2003 (the "Agreement"). Terms used herein but not defined herein shall have the meanings set forth in the Agreement.



Number of Shares to be Sold:
                                                  -----------------------------

Minimum Price at which Share may be Sold:
                                                  -----------------------------

Date(s) on which Shares may be Sold:
                                                  -----------------------------

Underwriting Discount/Commission:
                                                  -----------------------------

Manner in which Shares are to be Sold :
                                                  -----------------------------


By executing this draw down notice, the parties agree to comply with the aforementioned agreements, and to execute the transaction as described herein:

Placements. The terms set forth in this Placement Notice will not be binding on the Company or CF&Co unless and until the Company delivers written notice of its acceptance of all of the terms of such Placement Notice (an "Acceptance"); provided, however, that neither the Company nor CF&Co will be bound by the terms of a Placement Notice unless the Company delivers to CF&Co an Acceptance with respect thereto prior to 4:30 p.m. (New York time) on the Business Day following the Business Day on which such Placement Notice is delivered to the Company. In the event of a conflict between the terms of the Agreement and the terms of a Placement Notice, the terms of this Placement Notice will control.

Sale of Placement Shares by CF&Co. Subject to the terms and conditions of the Agreement, upon the Acceptance of a Placement Notice, and unless the sale of the Placement Shares described therein has been suspended or otherwise terminated in accordance with the terms of the Agreements, CF&Co will use its reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of this Placement Notice.

CF&Co will provide written confirmation to the Company no later than the opening of the Trading Day next following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to CF&Co with respect to such sales, and the Net Proceeds (as defined below) payable to the Company.

The Company acknowledges and agrees that (i) there can be no assurance that CF&Co will be successful in selling Placement Shares, and (ii) CF&Co will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by CF&Co to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares. For the purposes hereof, "Trading Day" means any day on which the Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

Suspension of Sales. The Company or CF&Co may, upon notice to the other party in writing or by telephone (confirmed immediately by verifiable facsimile transmission), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party's obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. The Company agrees that no such notice shall be effective against CF&Co unless it is made to one of the individuals named on Schedule 2 to the Agreement, as such Schedule may be amended from time to time.

Settlement of Placement Shares. Unless otherwise specified herein, settlement for sales of Placement Shares will occur on the third (3rd) Business Day following the date on which such sales are made (each a "Settlement Date"). The amount of proceeds to be delivered to the Company on a Settlement Date against the receipt of the Placement Shares sold ("Net Proceeds") will be equal to the aggregate sales price at which such Placement Shares were sold, after deduction for (i) CF&Co's commission, discount, or other compensation for such sales payable by the Company pursuant to Section 2 of the Agreement, (ii) any other amounts due and payable by the Company to CF&Co pursuant to Section 7(g) of the Agreement, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

Delivery of Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold (which in all cases shall be freely tradeable, transferable, registered shares in good deliverable form) by crediting CF&Co's or its designee's account at The Depository Trust Company through its Deposit Withdrawal Agent Commission System or by such other means of delivery as may be mutually agreed upon by the parties hereto, against delivery of the related Net Proceeds in same day funds delivered to an account designated by the Company on or prior to the Settlement Date. If the Company defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) of the Agreement, it will
(i) hold CF&Co harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to CF&Co any compensation to which it would otherwise have been entitled absent such default.

Very truly yours,

CANTOR FITZGERALD & CO.


By:   -------------------------------
      Marc J. Blazer
      Managing Director & Head of
      Investment Banking

By executing this Acceptance the undersigned certifies that (i) all of the representations and warranties contained in the Agreement are true and correct in all material respects on the date hereof as if made on the date hereof, (ii) the Company is in full compliance with its obligations under the Agreement and
(iii) all of the conditions precedent to the consummations of the sales contemplated by this Placement Notice has been satisfied. The undersigned undertakes to promptly notify CF&Co in the event that the above certification shall cease to be true and correct during any period in which sales may be made under this Placement Notice.

ACCEPTED as of the date first-above written:

UNITED DOMINION REALTY TRUST, INC.


By:    ------------------------------------
Name:  ------------------------------------
Title: ------------------------------------

                                   SCHEDULE 2



CANTOR FITZGERALD & CO.

Phil Marber

Marc Blazer

Jeff Lumby

Patrice McNicoll

UNITED DOMINION REALTY TRUST, INC.

Thomas W. Toomey

Christopher D. Genry

Ella S. Neyland

                                   SCHEDULE 3

                           SUBSIDIARIES OF THE COMPANY





         United Dominion Realty, L.P.

         Heritage Communities, L.P.

                                 EXHIBIT 7(n)(1)

            MATTERS TO BE COVERED BY INITIAL COMPANY COUNSEL OPINION



         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus. Each of United Dominion Realty, L.P. and Heritage Communities, L.P. (collectively, the "Subsidiaries") has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction in which it was formed with power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus.

         (ii) The Company and each Subsidiary is qualified to do business in the states set forth on Schedule A hereto.

         (iii) The Sales Agreement between the Company and Cantor Fitzgerald & Co. (the "Sales Agreement") has been duly authorized, executed, and delivered by the Company.

         (iv) The execution and delivery of the Sales Agreement by the Company and the issuance and sales of the Placement Shares by the Company pursuant to the Sales Agreement, if issued and sold on or prior to the date hereof, will not result in the violation by the Company of its Certificate of Incorporation or Bylaws, the limited partnership agreements of any Subsidiary or the general corporate law of the State of Maryland or any federal or Maryland statute, rule or regulation known to us to be applicable to the Company (other than federal or state securities laws, which are specifically addressed elsewhere herein) or in the breach of or a default under any material agreement incorporated by reference into the Prospectus and to the best of our knowledge no consent, approval, authorization or order of, or filing with, any federal or Maryland court or governmental agency or body is required for the consummation of the issuance and sale of the Shares by the Company pursuant to the Sales Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities laws.

         (v) The Shares to be issued and sold by the Company pursuant to the Placement Notice have been duly authorized, and, when issued and delivered to and paid for by the purchasers thereof in accordance with the terms of the Sales Agreement, the Placement Notice and Prospectus, will be validly issued, fully paid and nonassessable and, to the best of our knowledge, free of preemptive rights.

         (vi) The Registration Statement has become effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted by the Commission.

         (vii) The Registration Statement, when it became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder, and each of the documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial or statistical data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or any other document. In passing upon the compliance as to form of the Registration Statement and the Prospectus and any other document, we have assumed that the statements made and incorporated by reference therein are correct and complete.

         (viii) The statements set forth in the Prospectus under the captions "Plan of Distribution" and "Description of Common Stock," insofar as such statements constitute a summary of legal matters and documents referred to therein, are accurate in all material respects.

         (ix) To the best of our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company is a party required to be described in the Prospectus that are not described as required.

         (x) The Company is not an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         (xi) The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code for each of its taxable years beginning with the taxable year ended December 31, 1999 through its taxable year ended December 31, 2002, and its current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for the taxable year 2003 and thereafter.

         (xii) Each of the Subsidiaries is and has been properly treated as a partnership for federal income tax purposes and not as a corporation or as an association or publicly traded partnership taxable as a corporation, throughout the period from the later of its formation or January 1, 1999 through the date hereof.

         (xiii) We have reviewed the statements included or incorporated by reference in the Prospectus Supplement under the heading "Federal Income Tax Considerations," and in the Prospectus under the heading "Federal Income Tax Considerations" (as modified by the Prospectus Supplement), and insofar as such statements pertain to matters of law or legal conclusions, they are correct in all material respects.

         In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the Incorporated Documents), as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus.

         * Note: "Registration Statement" and "Prospectus" will be defined to include documents incorporated by reference therein ("Incorporated Documents").

                                 EXHIBIT 7(n)(2)


          MATTERS TO BE COVERED BY SUBSEQUENT COMPANY COUNSEL OPINIONS

         (i) The Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted by the Commission.

         (ii) The Registration Statement, when it became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder, and each of the documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial or statistical data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or any other document. In passing upon the compliance as to form of the Registration Statement and the Prospectus and any other document, we have assumed that the statements made and incorporated by reference therein are correct and complete.

         In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the Incorporated Documents), as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus.

         * Note: "Registration Statement" and "Prospectus" will be defined to include documents incorporated by reference therein ("Incorporated Documents").

                                  EXHIBIT 7(m)


                               OFFICER CERTIFICATE


         The undersigned, the duly qualified and elected _______________________, of United Dominion Realty Trust, Inc. ("Company"), a Maryland corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement dated July 3, 2003 (the "Sales Agreement") between the Company and Cantor Fitzgerald & Co., that to the best of the knowledge of the undersigned.

         (i) the representations and warranties of the Company in Section 6 of the Sales Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

         (ii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.



                                               --------------------------------
                                                 Name:
                                                 Title:


Date:
     ------------------------